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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): November 29, 2001


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
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(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



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          (Former Name or Former Address if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.  On November 29, 2001,  BioSphere  Medical,  Inc. issued a press release (which is attached hereto as Exhibit 99) announcing the resignation of Jean-Marie Vogel as a director and as chairman of the Board of Directors and the acquisition of an outstanding minority interest in Biosphere Medical S.A. As a result of the acquisition, the Company now ownes all of the outstanding shares of Biosphere Medical S.A.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       December 7, 2001                   By: /s/ Robert M. Palladino
                                               --------------------------------
                                               Vice President and
                                               Chief Financial Officer













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